                                                                EXHIBIT 10.53



                        COLLATERAL ASSIGNMENT OF PERMITS,
                        LICENSES, APPROVALS AND CONTRACTS
                                   (LEWISBURG)

     BLACK BOX OF LEWISBURG, INC., a Delaware corporation (the "Assignor"), hereby assigns, transfers, sets over, pledges and, if applicable, delivers, to MEDITRUST ACQUISITION CORPORATION II, a Delaware corporation, having its principal address at 197 First Avenue, Needham Heights, Massachusetts 02194 (the "Assignee") and hereby, in accordance with the terms and conditions set forth below, grants to the Assignee a continuing security interest in the "Permits" and "Contracts" (as each such term is hereinafter defined) to secure the "Obligations" as such term is defined in the Lease (as hereinafter defined).

     1. LEASE; DEFINED TERMS. This Assignment is given pursuant to the terms of the Facility Lease Agreement of even date between the Assignor, as Lessee, and the Assignee, as Lessor (the "Lease"), relating to certain real property located in East Buffalo Township, Union County, Pennsylvania, as more particularly described in EXHIBIT A attached hereto and incorporated herein by reference and the improvements now or hereafter situated thereon (such real property and improvements are hereinafter collectively referred to as the "Leased Property"). Included in the Leased Property is the personal care home to be constructed pursuant to the Leasehold Improvement Agreement (as defined in the Lease) and known as "Balanced Care at Lewisburg" (the "Facility"). Capitalized terms used herein and not otherwise specifically defined herein shall have the same meanings ascribed to such terms in the Lease.

     2. PERMITS AND CONTRACTS. As security for the due and punctual payment and performance of all of the Obligations, the Assignor, to the extent now or hereafter permitted by applicable law, hereby assigns, transfers and sets over unto the Assignee, subject expressly to the terms, conditions and provisions of the Permits (as hereinafter defined) and Contracts (as hereinafter defined) and to all applicable Legal Requirements, including, without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privilege, all of the Assignor's right, title and interest in and to (a) all licenses, approvals, qualifications, rights, variances, permissive uses, certificates of need, franchises, accreditations, certificates, certifications, consents, permits and other authorizations (including, without limitation, building permits, subdivision approvals and subdivision plans) (hereinafter collectively referred to as the "Permits") and (b) all agreements (including, without limitation, all Provider Agreements and Patient Admission Agreements), contracts (including, without limitation, construction contracts, subcontracts and architects' contracts), contract rights, warranties and representations, franchises, and records and books of account (hereinafter collectively referred to as the "Contracts"); benefiting, relating to or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services at or in conjunction with the Leased Property and all renewals, replacements and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor or maintained or used by the Assignor or entered into by the Assignor or with any third Person. To the extent that any of the Permits or Contracts now or hereafter in effect requires the consent of any other Person to this Assignment, upon the request of the Assignee, the Assignor shall use its best efforts to obtain such consent.

     3. TERM. This Assignment shall remain in full force and effect so long as the Lease Obligations remain undischarged or unsatisfied in any respect.

     4. REPRESENTATIONS AND WARRANTIES. The Assignor represents and warrants to the Assignee that:

     (a) the Assignor is the sole owner of the interest in each of the Permits and Contracts being assigned hereunder;

     (b) no material obligation or liability has been incurred in connection with any of the Permits and Contracts which is not set forth on the face thereof or otherwise required by applicable law;

     (c) there are no existing material defaults by the Assignor under any of the Permits and Contracts and there exists no state of facts, which with the giving of notice or the passage of time, or both, would constitute such a material default;

     (d) there is no action pending, or to the best knowledge and belief of the Assignor threatened, to (i) revoke, repeal, suspend, terminate, transfer, relocate or withdraw any Permit or Contract or (ii) modify, restrict or limit, in any material respect, any Permit or Contract;

     (e) all conditions precedent to the effectiveness of each of the Permits and Contracts have been or shall be satisfied, in all material respects, by the operation of the Leased Property in accordance with its Primary Intended Use;

     (f) each of the Permits and Contracts (to the extent applicable) is validly issued in the name of the Assignor and is binding and in full force and effect and is not subject to any unexpired appeal periods on any appeals or challenges which have not been conclusively resolved in favor of the Assignor;

     (g) the Assignor has not executed any prior assignment of or granted any other security interest in any of the Permits and Contracts (other than those which have been previously discharged or terminated), nor has the Assignor performed


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

          any act or executed any other instrument which might prevent the Assignee from exercising its rights with respect to the Permits and Contracts as set forth under the term of this Assignment; and

     (h) all payments required to be made by the Assignor under each of the Permits and Contracts have been or shall be made in full, subject to the Assignor's right to contest the same pursuant to the provisions of the Lease.

     5. CERTIFICATION. Without charge and within ten (10) days after any request therefor by the Assignee, the Assignor shall execute, acknowledge, and deliver to the Assignee its certification with respect to any or all of the Permits and Contracts, which certification shall include a copy of the applicable Permits or Contracts and contain the following information:

     (a) the date of issuance of each of the Permits and Contracts or the anticipated date thereof, the effective date of each of the Permits and Contracts (if a different date from the date of issuance), and the respective amounts and payment dates of all sums due or to become due under each of the Permits and Contracts;

     (b) a statement that each of the Permits and Contracts is unmodified and in full force and effect; or, if there have been any modifications (which modifications shall not be effective without the prior written consent of the Assignee if required pursuant to the provisions hereof), a statement that each of the Permits and Contracts is in full force and effect as modified and stating the modifications and the dates thereof;

     (c) a statement that, to the best of the Assignor's knowledge and belief, there are no defenses against the enforcement of any of the terms or conditions of any of the Permits or Contracts upon the part of the relevant issuer thereof; and

     (d)  the date of expiration of the term of any Permit or Contract.

     6. LIMITATIONS ON RIGHT OF THE ASSIGNOR TO DEAL WITH THE PERMITS OR CONTRACTS. The following are additional conditions of this Assignment:

     (a) except as may otherwise be required in the ordinary course of business or as may be permitted by the Lease, the Assignor shall not amend, cancel, abridge, surrender, terminate, change, alter, revise, replace, rescind or otherwise modify any of the Permits or Contracts or release any of the issuers thereof or parties thereto from liability or withhold payment of charges, without the prior written consent of the Assignee, in each instance, which consent shall not be unreasonably withheld;

     (b) the Assignor shall not execute any other assignment of its interest in, to or


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

          under any of the Permits or Contracts assigned hereby, or consent to any assignment thereof; provided, however that the Assignor may assign the Permits and Contracts, subject to the terms of this Agreement and the liens and security interests created hereby, to any Sublessee permitted under the terms of the Lease, as long as, concurrently with any such assignment, any such transferee executes and delivers to the Assignee any documents and instruments reasonably requested by the Assignee to evidence such transferee's agreement to comply with the terms hereof and to perfect or continue and preserve the Assignee's liens and security interest in the Permits and Contracts;

     (c) the Assignor shall not attempt to transfer or relocate any of the Permits to any location other than the Leased Property;

     (d) the Assignor shall not grant or suffer any lien, charge, encumbrance or judgment, whether voluntary or involuntary, against all or any part of the interest of the Assignor in any of the Permits or Contracts;

     (e) the Assignor shall perform or cause to be performed all of its material covenants and agreements under each of the Permits and Contracts so as to cause the same to remain in full force and effect. Without limiting the foregoing, the Assignor shall continue to make or cause to be made all payments necessary to maintain the effectiveness and validity of all Permits and Contracts, subject to the right of the Assignor to contest the same pursuant to the provisions of the Lease. The Assignor shall give prompt notice to the Assignee of any notice alleging the Assignor's default of any obligation under any Permit or Contract received from any issuer thereof or from any other Person that is a party thereto and shall furnish the Assignee with complete copies of said notice; and

     (f) if requested by the Assignee, the Assignor shall enforce each Permit and Contract and all rights and remedies available to the Assignor against the issuer of or any party to any Permit or Contract in the event that the Assignee determines, in the Assignee's reasonable discretion, that any action taken by the issuer of or any party to any Permit or Contract threatens the validity or effectiveness thereof.

     7. EFFECT OF ASSIGNMENT. This Assignment constitutes the granting by the Assignor of a security interest under the Uniform Commercial Code as enacted in the state where the Leased Property is located of the right, title, and interest of the Assignor in and to the Permits and Contracts. This Assignment is subject expressly to the terms, conditions and provisions of the Permits and Contracts and all applicable Legal Requirements, including, without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privilege. To the extent the Assignee is not permitted by



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

applicable law or the terms, conditions or provisions of any of the Permits or Contracts to take a security interest in any of the Permits or Contracts, the Assignor hereby agrees to execute any and all other documents deemed necessary or advisable by the Assignee to give the Assignee such interest in such Permit or Contract as is allowed or allowable under law or the terms, conditions or provisions of such Permit or Contract. In addition to and not in limitation of the other rights of the Assignee hereunder, upon the occurrence of a Lease Default, the Assignee shall have, to the extent permitted by applicable law, and the terms, conditions and provisions of the Permits and Contracts, with respect to the right, title and interest of the Assignor in the Permits and Contracts, all of the rights of a secured party under the Uniform Commercial Code as enacted in the state where the Leased Property is located, including, without limitation, a right to sell the same at public or private sale. The Assignee shall give the Assignor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended dispositions thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed to the Assignor, by certified mail, postage prepaid, return receipt requested, at least ten (10) days before the time of the sale or disposition.

     8. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default hereunder:

     (a)  the occurrence of any Lease Default; and

     (b) if any representation or warranty by the Assignor contained in this Assignment proves to be false or misleading in any material respect as of the date hereof.

     9. RIGHTS OF THE ASSIGNEE UPON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter (without in any way waiving such Event of Default), at the Assignee's option and without notice or demand of any kind, and without regard to the adequacy of security for the complete payment or performance of the Obligations, the Assignee may exercise any or all of the following remedies, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court:

     (a)  declare all of the Lease Obligations immediately due and payable;

     (b) to the extent permitted by applicable law and the terms, conditions and provisions of the applicable Permits and Contracts, with or without taking possession of the Leased Property, exercise any and all rights or privileges granted by or permitted under, and enjoy all benefits of, the Permits and Contracts and to otherwise exercise any and all rights assigned to the Assignee hereunder;

     (c) to the extent permitted by applicable law and the terms, conditions and provisions of the applicable Permits and Contracts, institute any legal or


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

          equitable action (in either the Assignor's or the Assignee's name) which the Assignee, in its sole and absolute discretion, deems desirable to collect any income or proceeds from any of the Permits or Contracts; and

     (d) exercise any other rights and remedies permitted to the Assignee under applicable law.

     Any amounts advanced by the Assignee in connection with the Permits and Contracts and all costs and expenses, including, without limitation, attorneys' fees and expenses and court costs reasonably incurred in connection therewith, shall be a demand obligation and, to the extent permitted under applicable law, shall be added to the Lease Obligations and shall be secured hereby as fully and effectively and with the same priority as every other obligation of the Assignor secured hereby and, if not paid within ten (10) days after demand, shall thereafter, to the extent then permitted by applicable law, bear interest at the Overdue Rate until the date of payment. Notwithstanding the foregoing, so long as there shall exist no Event of Default hereunder, the Assignor shall have the right, subject to the terms and conditions of this Assignment, to exercise any and all rights and privileges granted by or permitted under, and enjoy all benefits of, the Permits and Contracts.

     10. EFFECT OF NOTICE. A written notice made upon the issuer of or any party to any Permit or Contract by the Assignee stating that a Lease Default exists and that the Assignee has succeeded to all of the Assignor's right, title and interest in and to such Permit or Contract shall be sufficient notice to such issuer or other party of such circumstances without the necessity for any consent by the Assignor. The Assignor hereby waives any claim whatsoever against any such issuer or contracting party for any action taken by any such issuer or contracting party at the written request of the Assignee pursuant to the terms of this Assignment.

     11. LIABILITY. This Assignment shall not operate to place responsibility upon the Assignee for the care, control, maintenance, management, operation or repair of the Leased Property, nor for the carrying out of any of the terms and conditions of any of the Permits or Contracts unless such responsibility is specifically assumed by the Assignee in writing; nor shall it operate to make the Assignee responsible or liable for any waste committed on or at the Leased Property, any dangerous or defective condition of or relating to the Leased Property, or for any negligence in the management, upkeep, repair or control of the Leased Property resulting in loss, injury or death to any licensee, employee or any other Person, whether or not such Person is connected with the Leased Property; provided, however that the foregoing shall not be deemed to exculpate the Assignee from any liability resulting from the Assignee's gross negligence or willful misconduct. Nothing herein contained shall be construed to bind the Assignee to the performance of any of the terms and provisions contained in any of the Permits or Contracts or to otherwise impose any obligation whatsoever on the Assignee.

     12. COVENANT OF THE ASSIGNEE. Upon the complete payment and performance of the Lease Obligations, provided that no Related Party Default has occurred nor any event


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

which with the giving of notice or the passage of time or both would constitute a Related Party Default, this Assignment shall be deemed terminated and released by the Assignee without further action and shall thereupon be of no further force or effect. The Assignor agrees that an affidavit, certificate, letter or statement of any officer, agent or attorney of the Assignee indicating that any part of the Lease Obligations remains outstanding shall be deemed prima facie evidence of the validity, effectiveness and continuing force of this Assignment and any Person may and is hereby authorized to rely thereon.

     13. GENERAL PROVISIONS; RULES OF CONSTRUCTION. The provisions set forth in Articles 22 and 23 and Sections 2.2, 16.8 through 16.10 and 24.2 through 24.12 of the Lease are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Assignment as if set forth in full herein.

     IN WITNESS WHEREOF, the Assignor has duly executed this Assignment as a sealed instrument as of the 31st day of December, 1997.


WITNESS:                               ASSIGNOR:

                                       BLACK BOX OF LEWISBURG, INC., a
                                       Delaware corporation





/s/ Signature Illegible                  By: /s/ Signature Illegible
----------------------------------          ----------------------------------
Name:                                       Name:
                                            Title:

Schedule to Exhibit 10.53 filed pursuant to Instruction 2 to Item 601(a) of Regulation S-K




                        Collateral Assignments of Permits
                        Licenses, Approvals and Contracts



                                                                               Date of
Project               Parties                        Facility                  Agreement
-------               -------                        ---------                 --------
Blytheville, AR       TC Realty of Blytheville,    Outlook Pointe              12/19/97
                      Inc. (Assignor)              at Blytheville
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)

Maumelle, AR          TC Realty of Maumelle,       Outlook Pointe              12/19/97
                      Inc. (Assignor)              at Maumelle
                      Meditrust Acquisition
                      Corporation II (Assignee)

Mountain Home, AR     TC Realty of Mountain        Outlook Point               12/19/97
                      Home, Inc. (Assignor)        at Mountain Home
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)

Pocahontas, AR        TC Realty of Pocahontas,     Outlook Pointe              12/19/97
                      Inc. (Assignor)              at Pocahontas
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)

Sherwood, AR          TC Realty of Sherwood,       Outlook Pointe              12/19/97
                      Inc. (Assignor)              at Sherwood
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)

Altoona, PA           TC Realty of Altoona,        Outlook Pointe              12/19/97
                      Inc. (Assignor)              at Altoona
                      Meditrust Acquisition
                      Corporation  II
                      (Assignee)

Reading, PA           TC Realty of Reading,        Outlook Pointe              12/19/97
                      Inc. (Assignor)              at Reading
                      Meditrust Acquisition
                      Corporation II (Assignee)

                        Collateral Assignments of Permits
                       Licenses, Approvals and Contracts(1)

                                                                               Date of
Project               Parties                        Facility                  Agreement
-------               -------                        ---------                 --------
Dillsburg, PA         Black Box of Dillsburg,      Outlook Pointe at            12/31/97
                      Inc. (Assignor)              Logan Meadows
                      BCC Development and
                      Management Co. (Assignor)
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)

Martinsburg, WV       Black Box of Martinsburg,    Outlook Pointe at            12/31/97
                      Inc. (Assignor)              Martinsburg
                      BCC Development and
                      Management Co. (Assignor)
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)

Peckville, PA         Black Box of Peckville,      Balanced Care at             12/31/97
                      Inc. (Assignor)              Peckville
                      BCC Development and
                      Management Co. (Assignor)
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)

Berwick, PA           TC Realty of Berwick,        Berwick Manor                1/7/98
                      Inc. (Assignor)
                      BCC Development and
                      Management Co. (Assignor)
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)


--------

(1) Each of the Assignors in the documents listed on this schedule assigns its interests pursuant to a separate assignment agreement.

Chippewa, PA          TC Realty of Chippewa,       Outlook Pointe at            1/7/98
                      Inc. (Assignor)              Chippewa
                      BCC Development and
                      Management Co. (Assignor)
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)

Lewistown, PA         TC Realty of Lewistown,      Balanced Care,               1/7/98
                      Inc. (Assignor)              Lewistown
                      BCC Development and
                      Management Co. (Assignor)
                      Meditrust Acquisition
                      Corporation II
                      (Assignee)